UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the SecuritiesExchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

TRIANGLE PETROLEUM CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRIANGLE PETROLEUM CORPORATION
SUITE 800, 444-5TH AVENUE SW
CALGARY, ALBERTA
CANADA T2P 2T8
TELEPHONE:  (403) 262-4471

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders ofTriangle Petroleum Corporation(the “Company”) will be held on Tuesday, August 17, 2010, at 10:00 a.m. local time at the Company’s office located at 1625 Broadway, Suite 780, Denver, Colorado 80202for the purposes of:

1.	Electing the five (5)Directorsnominated by the Company to hold office until the next annual meeting of stockholders;

2.	Ratifying the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011;

3.
Approving the grant of discretionary authority to the Company’s Board of Directors to amend its Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at any time within one year after the date shareholder approval is obtained regarding the reverse stock split, at any whole number ratio between one for three and one for ten, with the exact exchange ratio and timing of the reverse stock split (if at all) to be determined at the discretion of the Board of Directors (the “Reverse Stock Split”), without decreasing the number of the Company’s authorized capital stock except as discussed herein. The Reverse Stock Split will not occur unless the Board of Directors determines that it is in the best interests of the Company and its shareholders to implement the Reverse Stock Split;

3.
Approving an amendment to the Company’s Articles of Incorporation to decrease the number of shares of authorized common stock, par value $0.0001 per share (the “Common Stock”) from 150,000,000 to 70,000,000 shares, which decrease will be conditioned upon obtaining shareholder approval for and effecting the Reverse Stock Split; and

4.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on June 29, 2010, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.The proxy materials will be furnished to stockholders on or about July 7, 2010.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet.  The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Peter Hill
Chief Executive Officer

WHETHER OR NOT YOU PLANONATTENDING THE MEETING IN PERSON, TO ENSURE THAT YOUR VOTE IS COUNTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

TRIANGLE PETROLEUM CORPORATION
SUITE 800, 444-5TH AVENUE SW
CALGARY, ALBERTA
CANADA T2P 2T8
TELEPHONE:  (403) 262-4471

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, AUGUST 17, 2010

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Triangle Petroleum Corporation (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the Company’s office located at 1625 Broadway, Suite 780, Denver, Colorado 80202 on August 17, 2010, at 10:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about July 7, 2010.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2010and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2010 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on June 29, 2010, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Peter Hill, our Chief Executive Officer, and Jonathan Samuels, our Chief Financial Officer, or either one of them who acts, will vote:

•
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2011 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011;

•	FOR the granting of discretionary authority to the Company’s Board of Directors to amend its Articles of Incorporation to effect the Reverse Stock Split;

•
FOR the amending of the Company's Articles of Incorporation to decrease the number of shares of Common Stock from 150,000,000 to 70,000,000 shares, which decrease will be conditioned upon obtaining shareholder approval for and effecting the Reverse Stock Split; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of June 29, 2010, there were 97,919,982 shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.  Stockholders are entitled to one vote for each share of Common Stock held by them.

10% of the outstanding shares, or 9,791,983shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the only proposal at this meeting considered a “routine”matter is the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011, and brokers are entitled to vote uninstructed shares only with respect to that proposal.  The proposals to elect our directors and amend our Articles of Incorporation are non-routine, therefore, brokers are not entitled to vote on those matters unless the brokers receive voting instructions from their customers.  As a result, it is very important that all of the Company’s beneficial owners provide instruction to their brokers on how to vote their shares.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•
Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•
The proposals to amend the Articles of Incorporation to effectuate the Reverse Stock Split and decrease the number of authorized shares of Common Stock will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock.  Thus, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation; and

•
For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Triangle Petroleum Corporation has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on August 17, 2010 at 10:00 a.m. local time atthe Company’s office located at 1625 Broadway, Suite 780, Denver, Colorado 80202.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the annual meetingon or about July 7, 2010.

In this proxy statement, Triangle Petroleum Corporation is referred to as “the Company,”“we,”“us” or “our”.

What is included in these materials?

These materials include:

•	this proxy statement for the annual meeting;

•	the Company’s annual report on Form 10-K for the fiscal year ended January 31, 2010, as filed withtheSEC on April 9, 2010; and

•	the Company’s quarterly report on Form 10-Q for the fiscal quarter ended April 30, 2010, as filed with the SEC on June 14, 2010.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

What is the proxy card?

The proxy card enables you to appoint Peter Hill, our Chief Executive Officer, and Jonathan Samuels, our Chief Financial Officer, as your representative at the annual meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting.

What items will be voted on?

You are being asked to vote on the election of the five nominatedmembers of our Board of Directors, ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011, granting of discretionary authority to the Company’s Board of Directors to amend its Articles of Incorporation to effect the Reverse Stock Split and amending the Company's Articles of Incorporation to decrease the number of shares of Common Stock from 150,000,000 to 70,000,000 shares.  We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you voteyour shares FOR each of the five persons nominated for director, FOR ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2011, FOR granting of discretionary authority to the Company’s Board of Directors to amend its Articles of Incorporation to effect the Reverse Stock Split and FOR amending the Company's Articles of Incorporation to decrease the number of shares of Common Stock from 150,000,000 to 70,000,000 shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow the directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the annual meeting on the Internet;

•	request hard copies of the materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

There were 97,919,982shares of Common Stock outstanding on June 29, 2010 held by 38 holders of record.Only stockholders of record at the close of business on June 29, 2010 are entitled to receive notice of, to attend, and to vote at the annual meeting. Each share is entitled to one vote.All shares of Common Stock shall vote together as a single class.  Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” on page 22 of this proxy statement.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on June 29, 2010, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company.  If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the annual meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on June 29, 2010, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization.The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.  If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•
By Mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at Suite 800, 444-5thAvenue SW, Calgary, Alberta T2P 2T8, Canada, a written notice of revocation prior to the annual meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.If you are a stockholder of record and you:

•	indicate when voting by telephone that you wish to vote as recommended by the Board, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.

How many votes are required to elect the nominated persons to ourBoard of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until the director’s earlier resignation or removal.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Where do I find the voting results of the annual meeting?

We will announce voting results at theannual meeting and also in our Form 10-Q for the quarter ended October 31, 2010, which we anticipate filing in December 2010.

Who can help answer my questions?

You can contact our corporate headquarters, at Triangle Petroleum Corporation, Suite 800, 444-5thAvenue SW, Calgary, Alberta T2P 2T8, Canada, or by sending a letter to Jonathan Samuels, our Chief Financial Officer,with any questions about the proposal described in this proxy statement or how to execute your vote.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

Our By-laws currently specify that the number of directors shall be at least one and no more than 13 persons, unless otherwise determined by a vote of the majority of the Board of Directors.  OurBoard of Directors currently consists of five (5) persons and all of them have been nominated by the Company to stand for re-election. Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders and until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

The following table and biographies describe for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director, and his directorships with other companies whose securities are registered with the SEC.

Names:	Ages	Titles:	Board of Directors
Peter Hill (1)	62	Chief Executive Officer	Director
Jonathan Samuels	31	Chief Financial Officer and Corporate Secretary	Director
F. Gardner Parker (2)	67	Chairman of the Board	Chairman
Stephen A. Holditch (3)	62		Director
Randal Matkaluk (3)	50		Director

(1)Member of Audit Committee
(2) Independent Director, Member of Compensation Committee
(3) Independent Director, Member of Audit Committee, Member of Compensation Committee

Dr. Peter Hill has been a director and the Chief Executive Officer of Triangle Petroleum Corporation since November 2009. Dr. Hill has over 37 years experience in the international oil and gas industry. He commenced his career in 1972 and spent 22 years in senior positions at British Petroleum including Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill then worked as Vice President Exploration at Ranger Oil in England (1994-95), Managing Director Exploration and Production at Deminex in Germany (1995-97), Technical Director/Chief Operating Officer at Hardy Oil & Gas (1998-2000), President & CEO at Harvest Natural Resources (2000-2005), Director/Chairman at Austral Pacific Energy (2006-2008), independent advisor to Palo Alto ( January 2008 to December 2009) and Non Executive Chairman at Toreador Resources Corporation (January 2009 to present). Dr. Hill has a BSc Honors Geology and a PhD.

Jonathan Samuels has been a director, the Chief Financial Officer and Corporate Secretary of Triangle Petroleum Corporation since December 2009. Prior to joining Triangle, Mr. Samuels was an investment professional responsible for research and investment sourcing in the energy sector at Palo Alto Investors, a $1.3 billion hedge fund founded in 1989. Mr. Samuels worked for five years at California-based Palo Alto and worked for a period in Dubai with an investment firm. Mr. Samuels received his BA from the University of California and his MBA at the Wharton School. He also has a Certified Financial Analyst designation.

F. Gardner Parker has been a director and Chairman of the Board of Triangle Petroleum Corporation since November 2009. From 1970 until 1984, Mr. Parker worked at Ernst & Ernst (now Ernst & Young LLP), an accounting firm, and was a partner at that firm from 1978 until 1984. Mr. Parker served as Managing Outside Trust Manager with Camden Property Trust, a real estate investment trust, from 1998-2005 and still serves as a Trust Manager of Camden Property Trust. He has also served as a director of Carrizo Oil & Gas since 2000. Mr. Parker also serves on the boards of Hercules Offshore, Pinnacle Oil & Gas, and Sharpes Medical Compliance. He is a graduate of the University of Texas and is a CPA in Texas. Mr. Parker is board certified by the National Association of Corporate Directors. Mr. Parker previously served as a director of Blue Dolphin Energy Company from 2004-2007.

Stephen A. Holditch has been a director of Triangle Petroleum Corporation since February 2006. Since January 2004, Mr. Holditch has been the Head of the Department of Petroleum Engineering at Texas A&M University. Since 1976 through the present, Mr. Holditch has been a faculty member at Texas A&M University, as an Assistant Professor, Associate Professor, Professor and Professor Emeritus. Since its founding in 1977 until 1997, when it was acquired by Schlumberger Technology Corporation, Mr. Holditch was the Founder and President of S.A. Holditch& Associates, Inc., a petroleum technology consulting firm providing analysis of low permeability gas reservoirs and designing hydraulic fracture treatments. Mr. Holditch previously worked for Shell Oil Company and Pan American Petroleum Corporation. Mr. Holditch is a registered Professional Engineer in Texas, has received numerous honors, awards and recognitions and has authored or co-authored over 100 publications on the oil and gas industry. Mr. Holditch received his B.S., M.S. and Ph.D. in Petroleum Engineering from Texas A&M University in 1969, 1970 and 1976, respectively.

Randal Matkalukhas been a director of Triangle Petroleum Corporation since August 2007. From November 2008 to February 2010, Mr. Matkaluk was the Chief Financial Officer and Corporate Secretary of Vigilant Exploration Inc., a private oil and gas exploration company. From March 2006 to October 2008, Mr. Matkaluk was an independent businessman. Mr. Matkaluk has been a Director and Officer of Virtutone Networks Inc. (formerly "Sawhill Capital Ltd.") since October 2005. Between January 2003 and February 2006, Mr. Matkaluk was the co-founder and Chief Financial Officer of Relentless Energy Corporation, a private oil and gas exploration company. Between June 2001 and December 2002, Mr. Matkaluk was the Chief Financial Officer of Antrim Energy Inc., a public international oil and gas exploration company listed on the Toronto Stock Exchange. Mr. Matkaluk has also worked for Gopher Oil and Gas Company and Cube Energy Corp. Mr. Matkaluk has been a Chartered Accountant since 1983. Mr. Matkaluk received his Bachelors Degree in Commerce in 1980 from the University of Calgary.

Information about the Board of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board meet during fiscal 2010?

During fiscal 2010, the Board of Directors held 10 meetings. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing audit andcompensation committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Compensation Committee
Peter Hill	*
Jonathan Samuels
F. Gardner Parker		*
Stephen A. Holditch	*	*
Randal Matkaluk	**	**

  * Member of Committee
** Chairman of Committee

Audit Committee

The Audit Committee of the Board of Directors of the Company is currently comprised of three directors, Messrs. Randal Matkaluk, Peter Hill and Stephen Holditch, the majority of whom (Messrs. Matkaluk and Holditch) satisfy the requirements to serve as Independent Directors, as those requirements have been defined by Canadian Securities Regulators, The Securities and Exchange Commission and NASDAQ. The Board of Directors has determined that Mr. Matkaluk, who is a Chartered Accountant and having over 25 years of financial experience, qualifies as an "audit committee financial expert." Mr. Matkaluk is independent of management based on the independence requirements set forth in the Financial Industry Regulatory Authority’s definition of "independent director."

The Audit Committee is appointed by the Company’s Board of Directors to assist the Board in overseeing (1) the quality and integrity of the financial statements of the Company; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s independent auditor; and (4) the Company’s compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter adopted by the Board. The Charter grants to The Audit Committee, sole responsibility for the appointment, compensation and evaluation of the Company’s independent auditor for the Company, as well as establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from the Company, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Randal Matkaluk, F. Gardner Parker and Stephen Holditch, with Mr. Matkaluk elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent.” Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee.

Our Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Nomination of Directors

The Company’s Board of Directors as a whole is responsible for identifying individuals qualified to become directors. The Board seeks to identify director candidates based on input provided by a number of sources, including (1) our directors, (2) our stockholders, (3) our Chief Executive Officer or Chairman, and (4) third parties such as professional search firms. In evaluating potential candidates for director, the Board considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Board also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the various stock markets and exchanges;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Board will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Board must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at Triangle Petroleum Corporation.

•
The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s Common Stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

•
A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered “independent” under the Rules and Regulations of the various stock markets and exchanges and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Director Compensation Table – Fiscal 2010

The following table summarizes the compensation awarded during the fiscal year ended January 31, 2010 to our directors who are not named executive officers in the summary compensation table under “Executive Compensation” below:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Stephen A. Holditch	$40,000	$0	$37,698	$0	$0	$0	$77,698
David L. Bradshaw	$33,333	$0	$103,900	$0	$0	$0	$137,233
Randal Matkaluk	$40,000	$0	$119,406	$0	$0	$0	$159,406
F. Gardner Parker	$12,500	$0	$1,819	$0	$0	$0	$14,319

Code of Ethics

We have adopted a Code of Ethics that is designed to deter wrongdoing and to promote honest and ethical conduct and full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications. The Code of Ethics promotes compliance with applicable governmental laws, rules and regulations.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP as the independent registered public accounting firm of the Company for the year ending January 31, 2011, subject to ratification of the appointment by the Company's stockholders. A representative of KPMG LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended January 31, 2010

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2010, for filing with the SEC.

Audit Fees

The aggregate fees billed by our current auditor during the years ended January 31, 2010 and 2009 for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years, were $92,656 and $130,000, respectively.

The aggregate fees billed by our previous auditor during the years ended January 31, 2009 for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal year was $43,900.

Audit-Related Fees

Our current independent registered public accounting firm billed us $nil and $97,000 during the fiscal years ended January 31, 2010 and 2009, respectively, for audit related services. These services relate to required securities filings such as prospectus, Form S-1 and Form S-8.

Our previous independent registered public accounting firm billed us $13,500 during the fiscal year ended January 31, 2009 for audit related services.

Tax Fees

Our current independent registered public accounting firm billed us $13,654 and $17,760 during the fiscal years ended January 31, 2010 and 2009 for tax related work.

All Other Fees

Our current and previous independent registered public accounting firm did not bill us during fiscal years ended January 31, 2010 or 2009 for other services.

The Board of Directors and Audit Committee have considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED JANUARY 31, 2011.

PROPOSAL 3 — APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK

General

The Company’s Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the shareholders for their approval, a proposal to grant discretionary authority to the Company’s Board of Directors to amend Triangle’s Articles of Incorporation to effect a reverse stock split of Triangle’s issued and outstanding common stock at any time within one year after the date shareholder approval is obtained regarding the reverse stock split, at any whole number ratio between one for three and one for ten, with the exact exchange ratio and timing of the reverse stock split (if at all) to be determined at the discretion of the Board of Directors (the “Reverse Stock Split”), without decreasing the number of Triangle’s authorized capital stock, except as contemplated by Proposal 4, contained herein.

Our Board of Director’s decision whether or not (and when) to effect the Reverse Stock Split (and at what whole number ratio to effect the Reverse Stock Split) will also be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock and the initial listing requirements of the Nasdaq Capital Market and other national securities exchanges. Shareholder approval is being sought to effect the Reverse Stock Split at any whole number ratio between one for three and one for ten in order to provide the Company’s Board of Directors with the flexibility to determine the ultimate exchange ratio of the Reverse Stock Split, based upon the best interests of the Company and its shareholders.

If the shareholders approve the Reverse Stock Split, the Company reserves the right not to effect the Reverse Stock Split if our Board of Directors does not deem it to be in the best interests of Triangle and its shareholders. If approved by our shareholders and assuming our Board of Directors determines the Reverse Stock Split to be in the best interests of Triangle and its shareholders, it is our intention that it would be effected shortly after the date of Special Meeting of Shareholders, but it may become effective on any date selected by our Board of Directors one year after the date shareholder approval is obtained.

Purposes of the Proposed Reverse Stock Split

Listing on the NASDAQ Capital Market or anotherNational Securities Exchange

In the near future, we plan to seek a listing of our common stock on a national securities exchange such as NYSE Alternext or the NASDAQ Capital Market.  Eligibility for listing on a national exchange is subject to a number of criteria, such as public float, minimum share price, number of stockholders, market capitalization, net income and other factors.  We currently meet most, but not all, of the listing criteria for certain of the national exchanges.  One of the listing requirements that we do not currently meet is that we have a minimum per share price of $3.00 or $4.00, depending on the exchange. We believe that the reverse split will increase our ability to meet the minimum share price requirement at such time, if ever, that we meet the other listing criteria.

Increase Our Common Stock Price to a Level More Appealing for Investors.

We believe that the Reverse Stock Split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public.  We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third-party analysis of the company available to investors.  We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the Reverse Stock Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Stock Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our shareholders, thereby resulting in a broader market for our common stock than that which currently exists.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur.  Our board of directors cannot predict with certainty what effect the Reverse Stock Split will have on the market price of our common stock, particularly over the longer term.  Some investors may view a Reverse Stock Split negatively, which could result in a decrease in our market capitalization.  Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.  We cannot provide you with any assurance that our shares will qualify for, or be accepted for, listing on a national securities exchange.

Effect of Reverse Stock Split on Authorized Shares of Common Stock

How a Reverse Split Will Affect Stockholders;

The Reverse Stock Split will be effected simultaneously for all our then-existing common stock (the “Old Shares”) and the exchange ratio will be the same for all of our shares of issued and outstanding common stock. The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interests in us, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share. Shares of common stock issued pursuant to the Reverse Stock Split (the “New Shares”) will remain fully paid and nonassessable. The information in the following table is based on 97,919,982 shares of common stock issued and outstanding as of June 29, 2010, which is the Record Date.

Proposed Reverse Stock Split	Percentage Reduction in the Outstanding Shares of Common Stock	Common Stock Outstanding after the Reverse Stock Split	Common Stock Authorized after the Reverse Stock Split (1)
1 for 3	66.67%	32,639,994	150,000,000
1 for 5	80.00%	19,583,997	150,000,000
1 for 10	90.00%	9,791,999	150,000,000

(1)
Does not reflect the proposal contained herein to reduced the authorized number of shares of common stock.  If the other proposal is also successful, the common stock authorized after the Reverse Stock Split will be 70,000,000.

Effective Increase in Authorized Shares of Common Stock. The Reverse Stock Split, if implemented, would not change the number of authorized shares of our common stock, which is 150,000,000, under our articles of incorporation.  Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares remaining available for issuance would increase.  As explained in more detail below, these additional shares of common stock would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into common stock and raising additional capital.  We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.  We have no plans, proposals or arrangements, written or otherwise, at this time, to issue any of the additional available authorized shares of common stock that would result from a Reverse Stock Split.

The increased reserve of shares available for issuance may be used to facilitate public or private financings.  If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell unregistered common stock, or securities convertible into common stock, in private transactions.  We have no plans or agreements in place for any financing at this time.  Such transactions might not be available on terms favorable to us, or at all.  We may sell common stock at prices less than the public trading price of the common stock at the time, and we may grant additional contractual rights to purchase not available to other holders of common stock, such as warrants to purchase additional shares of common stock or anti-dilution protections.

The increased reserve of shares available for issuance would also give us the flexibility of using common stock to raise capital and/or as consideration in acquiring other businesses.   Such acquisitions may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our employees, consultants and directors, and those of our subsidiaries.  Our board of directors believes that it is critical to incentivize our officers and employees, and those of our subsidiaries, to increase our revenues and profitability, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions as we grant options to the employees of the acquired companies.  Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional shares of authorized common stock that could be used to provide such equity incentives.

The availability of additional shares of common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action.  If this proposal is approved by the stockholders and the Reverse Stock Split is effected, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or rules.

If this proposal is approved, the additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our board of directors, without further action or authorization by our stockholders, except for some limited circumstances where stockholder approval is required by law or the listing standards of any stock exchange on which our common stock may be listed at such time.

The possible future issuance of shares of equity securities consisting of common stock or securities convertible into common stock could affect our current stockholders in a number of ways, including the following:

•	diluting the voting power of the current holders of common stock;
•
diluting the market price of the common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices of the common stock, or if the issuance consists of equity securities convertible into common stock, to the extent that the securities provide for the conversion into common stock at prices that could be below current trading prices of the common stock;

•	diluting the earnings per share and book value per share of the outstanding shares of common stock; and
•	making the payment of dividends on common stock potentially more expensive.

Fractional Shares.The reverse split will affect all of our stockholders uniformly and will not affect any stockholders percentage ownership interests in our company, except to the extent that the result of the reverse split results in any of our stockholders owning a fractional share.  If this occurs, the fractional shares will be rounded up to the next whole share, including fractional shares that are less than one share.  In addition, the reverse split will not affect any stockholders percentage ownership or proportionate voting power.  The common stock issued pursuant to the reverse split will remain fully paid and non-assessable.

Effect on Voting Rights of, and Dividends on, Common Stock.Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split.  The percentage of outstanding shares owned by each stockholder prior to the split will remain the same, except for adjustment as a consequence of rounding up any fractional shares created by the reverse split to the next whole share, which is discussed in more detail under "Fractional Shares," below.  For example, generally, a holder of two percent of the voting power of the outstanding shares of common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold two percent of the voting power of the outstanding shares of common stock after a Reverse Stock Split.

We have not in the past declared, nor do we have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends.  Therefore, we do not believe that a Reverse Stock Split would have any effect with respect to future distributions, if any, to our stockholders.

Effect on Registered and Beneficial Stockholders.Upon the reverse split, we intend to treat stockholders holding stock in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse split for their beneficial holders, holding the stock in "street name."  However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse split.  If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered "Book-entry" Stockholder.Our registered stockholders may hold some or all of their shares electronically in book-entry form.  These stockholders will not have stock certificates evidencing their ownership of the stock. These stockholders are, however, provided with a statement reflecting the number of shares registered in their accounts.  If you hold shares in book-entry form, you do not need to take any action to receive your post-reverse split shares.  A transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

Effect on Registered Certificated Shares.Some of our registered stockholders hold all their shares in certificate form or a combination of certificate and book-entry form.  If any of your shares are held in certificate form, you do not need to take any action to exchange your stock certificate.  If the reverse split is approved, stockholders may continue to make sales or transfers using their old stock certificates.  On request, we will issue new certificates to anyone who holds old stock certificates in exchange therefore.  Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required.

Effect on Liquidity.  The decrease in the number of shares of our common stock outstanding as a consequence of the reverse split may decrease the liquidity in our common stock if the anticipated beneficial effects on the trading market for our common stock do not occur.  See "Purposes of the Proposed Reverse Stock Split," above.

Potential Anti-Takeover Effect.If the reverse split is approved, the increased proportion of authorized but unissued shares of our common stock to issued and outstanding shares thereof could, under certain circumstances, have an anti-takeover effect.  For example, such a change could permit future issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change in composition of our board of directors or contemplating a tender offer or other transaction for the combination of our company with another entity.  The reverse split, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

Effective Date of the Reverse Stock Split

If the reverse split is approved by our stockholders, we will file a certificate with the Nevada Secretary of State setting forth the amendment to our articles of incorporation and the vote by which the amendment was adopted.  The reverse split will become effective on the date such certificate is filed or the effective date as indicated on such certificate.  Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary of certain material federal income tax consequences of the reverse split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only.  Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the United States federal income tax laws as of the date of this consent solicitation statement.  Such laws are subject to change retroactively as well as prospectively.  This summary also assumes that the shares of common stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.  EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse split.  The aggregate tax basis of the shares received in the reverse split will be the same as the stockholder's aggregate tax basis in the shares exchanged.  The stockholder's holding period for the shares received in the reverse split will include the period during which the stockholder held the shares surrendered as a result of the reverse split.  Our views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.  The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

We will not recognize any gain or loss as a result of the reverse split.

Accounting Consequences and Effect on Registration of Common Stock Under the Securities Exchange Act of 1934

The par value of our common stock would remain unchanged at $0.001 per share after the reverse split.  However, the common stock as designated on our balance sheet would be adjusted downward in respect of the shares of the new common stock to be issued in the reverse split such that the common stock would become an amount equal to the aggregate par value of the shares of new common stock being issued in the reverse split, and that the additional paid in capital as designated on our balance sheet would be increased by an amount equal to the amount by which the common stock was decreased.  Additionally, net income (loss) per share would increase proportionately as a result of the reverse split since there will be a lower number of shares outstanding.

Our common stock is currently registered under the Securities Exchange Act of 1934, as amended, or the "Exchange Act."  A Reverse Stock Split would not affect the registration of our common stock under the Exchange Act.  After the Reverse Stock Split, our common stock would continue to be reported on the Over-the-Counter Bulletin Board market under the symbol "TPLM."

No Appraisal Rights

Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with dissenters' or appraisal rights in connection with this proposal.

Required Vote

Approval of an amendment to our Articles of Incorporation to effect a Reverse Stock Split requires the affirmative vote of the holders of a majority of the outstanding shares of common stock.  As a result, abstentions and broker non-votes will have the same effect as negative votes.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO.3:

THE BOARD RECOMMENDS A VOTE FOR GRANTING DISCRETIONARY AUTHORITY TO THE COMPANY’S BOARD OF DIRECTORS TO AMEND ITS ARTICLES OF INCORPORATION TO EFFECTTHE REVERSE STOCK SPLIT.

PROPOSAL 4 — AMENDING THE ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCKFROM 150,000,000 TO 70,000,000 SHARES

In the event that the stockholders approve the Reverse Stock Split, the Board of Directors has determined that it is advisable to decrease theauthorized number of shares of commonstock from 150,000,000 shares to 70,000,000 shares. The Boardhas voted to recommend that the stockholders adopt an amendment to the Company'scertificate of incorporation implementing the proposed decrease, which is contingent upon the Company obtaining shareholder approval for and effecting the Reverse Stock Split.

The reason for this action is to increase potential investor interest in the Company and to possibly help reduce expenses associated with filing annual returns with the Secretary of State of Nevada.

The Board has no pending plans involvingthe issuance of additional common stock and believes that the new reduced level of authorized shares will be adequate to cover requirements inthe foreseeable future. In the event that additional authorized shares areneeded in the future, the stockholders will be asked to approve an amendment tothe articles of incorporation to increase the authorized shares to the levelneeded at that time.

No Appraisal Rights

Neither Nevada law nor our articles of incorporation or bylaws provide our stockholders with dissenters' or appraisal rights in connection with this proposal.

Required Vote

Approval of an amendment to our Articles of Incorporation to decrease the number of shares of authorized common stock requires the affirmative vote of the holders of a majority of the outstanding shares of common stock.  As a result, abstentions and broker non-votes will have the same effect as negative votes.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO.4:

THE BOARD RECOMMENDS A VOTE FOR AMENDING THE ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCKFROM 150,000,000 TO 70,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of June 29, 2010 by:

•	each person known by us to beneficially own more than 5% of our Common Stock (based solely on our review of SEC filings);
•	each of our directors and nominees for director;
•	each of our named executive officers listed in the table entitled “Summary Compensation Table” under the section “Executive Compensation” below; and
•	all of our directors and executive officers as a group.

NAME AND ADDRESS OF OWNER (1)	TITLE OF CLASS	NUMBER OF SHARES OWNED (2)		PERCENTAGE OF CLASS (3)

Peter Hill	Common Stock	0		0%

Jonathan Samuels	Common Stock	0		0%

F. Gardner Parker	Common Stock	0		0%

Stephen A. Holditch	Common Stock	95,600	(4)	*

Randal Matkaluk	Common Stock	150,000	(5)	*

All Officers and Directors	Common Stock	245,600	(6)	*
As a Group (5 persons)

Palo Alto Investors, LLC	Common Stock	14,751,350	(7)	15.06%
470 University Avenue
Palo Alto, California 94301

Sprott Asset Management	Common Stock	14,216,900	(8)	14.03%
200 Bay Street, Suite 2700
Box 27 Toronto, Ontario M5J 2J1

Cambrian Capital, L.P.	Common Stock	19,393,939	(9)	19.81%
45 Coolidge Point
Manchester, Massachusetts 01944

* Less than 1%.

(1) Address is c/o Triangle Petroleum Corporation, Suite 800, 444-5thAvenue SW, Calgary, Alberta T2P 2T8 Canada unless otherwise indicated.

(2) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 29, 2010 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3) Based upon 97,919,982 shares issued and outstanding on June 29, 2010.

(4) Includes 7,000 shares of common stock underlying warrants that are currently exercisable and 50,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

 (5) Includes 50,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(6)  Includes 7,000 shares of common stock underlying warrants that are currently exercisable and 100,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(7) As reported pursuant to a Schedule 13G filed with the Securities and Exchange Commission on May 4, 2010. Palo Alto Investors, LLC is a registered investment adviser and general partner of Micro Cap Partners, L.P., Palo Alto Global Energy Master Fund, L.P., Palo Alto Global Energy Fund, L.P., Palo Alto Small Cap Master Fund, L.P. and Palo Alto Small Cap Fund, L.P., who in the aggregate, own 14,751,350 shares of Triangle common stock. Palo Alto Investors is the manager of Palo Alto Investors, LLC. William L. Edwards is the controlling shareholder of Palo Alto Investors. Anthony Joonkyoo Yun is the President of Palo Alto Investors. Each of Mr. Edwards, Dr. Yun, PAI and Palo Alto Investors disclaims beneficial ownership of the common stock except to the extent of that person's pecuniary interest therein and each disclaims that it is, the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of any of the common stock.

(8) As reported pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on January 26, 2010. Includes 3,420,900 shares of common stock issuable upon exercise of warrants. Kirstin McTaggart, the Chief Compliance Officer of Sprott Asset Management has voting and dispositive power over the shares held by Sprott Asset Management. Ms. McTaggart disclaims beneficial ownership of the common stock.

(9) As reported pursuant to a Schedule 13G filed with the Securities and Exchange Commission on March 22, 2010. Cambrian Capital, L.P. serves as the investment manager to CamCap Energy Offshore Master Fund, L.P., which owns 12,121,212 shares of our common stock, and CamCap Resources Offshore Master Fund, L.P., which owns 7,272,727 shares of our common stock.  CamCap Resources Partners, LLC serves as general partner of CamCap Resources Offshore Master Fund, L.P.  CamCap Energy Partners, LLC serves as general partner of CamCap Energy Offshore Master Fund, L.P.  Cambrian Capital, LLC is the general partner of Cambrian Capital, L.P.  Ernst von Metzsch and Roland von Metzsch are the managers of each of Cambrian Capital, LLC, CamCap Resources Partners, LLC and CamCap Energy Partners, LLC, and in such capacities may be deemed to have voting and investment control over the shares for such entities.  Each of the Reporting Persons disclaims beneficial ownership of all shares except to the extent of its pecuniary interest therein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of our Common Stock, to file reports of ownership and changes of ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports we received and on written representations from reporting persons, we believe that, during fiscal 2010, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•	A late Form 4 report was filed for Mark Gustafson on May 29, 2009to report the disposition of 200,000 shares of common stock, effective May 13, 2009.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending January 31, 2010 and 2009 exceeded $100,000:

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	All Other Compen- sation ($)	Total ($)
Peter Hill (a),
CEO, Principal
Executive Officer	2010	41,667	-	-	5,660	-	47,327

Jonathan Samuels (b)
CFO, Principal
Financial Officer	2010	25,000	-	-	3,841	-	28,841

Mark Gustafson (c),
CEO, Principal	2010	186,820	-	-	138,600	233,525	558,945
Executive Officer	2009	201,000	29,000	-	47,481	835	278,316

Howard Anderson (d),	2010				80,180	131,552	382,984
President and COO	2009	156,000	-	-	93,798	2,326	252,124

Shaun Toker (e)
CFO, Principal	2010	122,601	23,353	-	88,522	93,410	327,886
Financial Officer	2009	122,000	39,000	-	57,545	5,533	224,078

Ron Hietala (f), Former President of
Elmworth Energy
Corporation	2009	48,000	16,000	-	-	197	64,197

a)	Effective November 30, 2009, we agreed to pay a salary of $250,000 per year to Mr. Hill.
b)	Effective December 16, 2009, we agreed to pay a salary of $200,000 per year to Mr. Samuels.
c)
On November 1, 2006, we agreed to pay a salary of Cdn $24,000 per month to Mr. Gustafson. Effective March 17, 2008, we agreed to pay a salary of Cdn $20,000 per month to Mr. Gustafson. Mr. Gustafson resigned effective November 30, 2009 and we agreed to pay a severance of Cdn $250,000 and fully vested his 500,000 stock options granted January 28, 2009 and extended the expiration date of such options from 10 days after resignation to one year.

d)
Effective February 1, 2008, we agreed to pay a salary of Cdn $15,000 per month to Mr. Anderson. On July 1, 2008, we agreed to pay a salary of Cdn $16,667 per month to Mr. Anderson. Mr. Anderson resigned effective January 5, 2010 and we agreed to pay a severance of Cdn $133,333.

e)
Effective September 1, 2007, we agreed to pay an annual salary of Cdn $120,000 to Mr. Toker until December 31, 2007. Effective January 1, 2008, we agreed to pay an annual salary of Cdn $150,000 to Mr. Toker. Mr. Toker resigned from his officer positions effective December 23, 2009 and we agreed to pay a severance of Cdn $100,000.

f)
On June 23, 2005, we entered into a management consulting agreement with RWH Management Services Ltd. (RWH Management Serves Ltd. is owned by Mr. Hietala). Under the terms of the agreement, we agreed to pay US$20,000 per month for an initial term of two years. The agreement was extended to December 31, 2007. Effective March 17, 2008, we agreed to pay a salary of Cdn $16,667 per month to Mr. Hietala. Mr. Hietala resigned effective June 30, 2008.

Employment Agreements with Executive Officers

Both Dr. Hill and Mr. Samuels have entered into employment agreements with the company effective January 29, 2010. The agreements provide for a one year term with an automatic renewal for an additional year unless either party provides written notice of non-renewal. For more detail, please see the complete agreements filed as exhibits to our Form 10-K, filed with the Securities and Exchange Commission on April 9, 2010.

Peter Hill

The agreement provides for an annual salary of $250,000. In addition, Dr. Hill is entitled to receive an annual bonus based upon various criteria targets. Additionally, he is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. In the event that Dr. Hill’s employment is terminated by the Company without cause (as defined in the agreement) or by the employee for good reason, Dr. Hill is entitled to the continuation of payment of annual salary, target bonus and benefits for a 18 month period and the immediate vesting of all Common Shares previously awarded. In the event that Dr. Hill’s employment is terminated by the Company after a Change of Control (as defined in the agreement), he is entitled lump sum cash payment of two times annual salary and two times the target bonus, and the immediate vesting of all Common Shares previously awarded.

Jonathan Samuels

The agreement provides for an annual salary of $200,000. In addition, Mr. Samuels is entitled to receive an annual bonus based upon various criteria targets. Additionally, he is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. In the event that Mr. Samuels’ employment is terminated by the Company without cause (as defined in the agreement) or by the employee for good reason, Mr. Samuels is entitled to the continuation of payment of annual salary, target bonus and benefits for a 12 month period and the immediate vesting of all Common Shares previously awarded. In the event that Mr. Samuels employment is terminated by the Company after a Change of Control (as defined in the agreement), he is entitled lump sum cash payment of two times annual salary and two times the target bonus, and the immediate vesting of all Common Shares previously awarded.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding the number of stock options granted to named executive officers during fiscal 2010.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Peter Hill	November 30, 2009	1,400,000	$0.125	126,000
Jonathan Samuels	November 30, 2009	950,000	$0.125	85,500

Outstanding Equity Awards at Fiscal Year-End Table.

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of January 31, 2010.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (mm/dd/yy)
Peter Hill	0	1,400,000	$0.125	11/30/15
Jonathan Samuels	0	950,000	$0.125	11/30/15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding Common Stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2011annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Secretary at our principal executive office on or before February 1, 2011. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2011annual meeting of stockholders, other than one that will be included in our proxy materials, must notify us no later than April 30, 2011 (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by April 30, 2011, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the Notice, this proxy statement or our annual report, as applicable, is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Notice, this proxy statement or our annual report, as applicable, you may call us at 403-262-4471, or send a written request toTriangle Petroleum Corporation, Suite 800, 444-5thAvenue SW, Calgary, Alberta T2P 2T8, Canada, attention Investor Relations.  If you have received only one copy of the Notice, proxy statement or annual report, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Notice, proxy statement or annual report, may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ PETER HILL
Peter Hill
Chief Executive Officer

Calgary, Alberta
July 6, 2010

TRIANGLE PETROLEUM CORPORATION

VOTE BY INTERNET OR TELEPHONE QUICK ★★★EASY ★★★ IMMEDIATE

As a stockholder of TRIANGLE PETROLEUM CORPORATION, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on August 16, 2010.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone: Call 1 (866) 894-0537		Vote Your Proxy by mail:

Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS	Please mark your votes like this	☒

1.	Election of Directors		FOR all	WITHHOLD AUTHORITY
			Nominees listed to the left	to vote (except as marked to the contrary for all nominees listed to the left)
	NOMINEES:	01Peter Hill	☐	☐	3.	Proposal to approve the grant of discretionary authority to the
		02Jonathan Samuels 03F. Gardner Parker 04Stephen Holditch 05Randal Matkaluk				Company’s Board of Directors to amend its Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at any time within one year after the date shareholder approval is obtained regarding the reverse stock split, at any whole number ratio between one for three and one for ten, with the exact exchange ratio and timing of the reverse stock split (if at all) to be determined at the discretion of the Board of Directors (the “Reverse Stock Split”), without decreasing the number of the Company’s authorized capital stock except as discussed herein. The Reverse Stock Split will not occur unless the Board of Directors determines that it is in the best interests of the Company and its shareholders to implement the Reverse Stock Split

	(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)					☐ FOR ☐ AGAINST ☐ ABSTAIN

2.	Proposal to approve appointment of KPMG LLP as independent registered public accounting firm ☐ FOR ☐ AGAINST ☐ ABSTAIN				4.
Proposal to approve amendment of Company’s Articles of Incorporation to decrease the number of authorized shares of Common Stock to 70,000,000, which decrease will be conditioned upon obtaining shareholder approval for and effecting the Reverse Stock Split
☐  FOR  ☐  AGAINST  ☐  ABSTAIN

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2010
Note: Please sign exactly as name appears here on. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability Of Proxy Materials.
For the Annual Meeting of Stockholders to Be Held On August 17, 2010

The following Proxy Materials are available to you to review at: www.cstproxy.com/trianglepetroleum/2010

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

TRIANGLE PETROLEUM CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 17, 2010
THIS PROXY IS SOLICITED ON BEHALFOF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints PETER HILL and JONATHAN SAMUELS and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the under signed would been titled to vote, as fully as the under signed could vote and act if personally present, at the Annual Meeting of Stock holders (the “Meeting” ) to be held on August 17, 2010, at 10:00 a.m., local time, at the Company’s offices located at 1625 Broadway, Suite780, Denver, Colorado 80202, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote up on any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

(Continued, and to be marked, dated and signed, on the other side)